UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Australian Ave. South, Suite 630

West Palm Beach, FL 33401

(Address of principal executive offices) (Zip code)

(561) 651-4160

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2021, the Board of Directors (the “Board”) of Credex Corporation (the “Company”) appointed Robin McVey as the Company’s Chief Executive Officer.

Mr. McVey, age 60, served as President of Wesley Financial Group, LLC, a leader in the timeshare cancellation industry, from 2019 to 2021, and as Chief Operating Officer from 2016 to 2019. Prior to that time, Mr. McVey served as Area General Manager of ADT Security Services, Inc., a company that provides security, fire protection, and other related alarm monitoring services throughout the United States. Mr. McVey is an experienced leader and a strong business development professional. He holds a Bachelor of Science in Marketing Management from Virginia Polytechnic Institute and State University.

Also on December 2, 2021, the Board increased the size of the Board from four to five directors and appointed Mr. McVey as a member of the Board. In connection with Mr. McVey’s appointment as Chief Executive Officer, Lawrence Taube resigned as Chief Executive Officer of the Company, effective December 2, 2021. The Board has initiated a search for a new Chief Financial Officer. Until a new Chief Financial Officer is appointed, Mr. Taube will continue to act as Chief Financial Officer of the Company. Mr. Taube continues to serve as a member of the Board. Following such officer and director changes, the officers and directors of the Company are as follows:

Name	Title/Position
Robin McVey	Chief Executive Officer (principal executive officer) and Director
Lawrence Taube	Chief Financial Officer (principal financial officer and principal accounting officer) and Director
James D. Woodend	President and Director
Jennifer Woodend	Secretary and Director
Hayden Witt	Director

The Company has not entered into an employment agreement or other compensatory arrangement with Mr. McVey, but expects to do so in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2021	CREDEX CORPORATION

	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer